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                                                                  EXHIBIT 10.11

                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement"), is effective as of August 6, 1998 (the "Grant Date") and is by and between MedPartners, Inc., a Delaware corporation (the "Company"), and Edward L. Hardin, Jr. (the "Optionee").

                                    RECITALS

         WHEREAS, on August 6, 1998, the Board of Directors (the "Board") of the Company adopted a stock option plan known as the "MedPartners, Inc. 1998 New Employee Stock Option Plan" (the "Plan") which authorizes the Compensation Committee of the Board (the "Committee") to grant options to purchase shares of the Company's common stock, $.001 par value (the "Common Stock") to persons who were not previously employees of the Company as a material inducement to such persons to enter into employment agreements with the Company;

         WHEREAS, the Committee has granted the Optionee an Option (as described below) to purchase the number of shares of Common Stock as set forth below;

         WHEREAS, Optionee has indicated that the granting of an Option is a material inducement to Optionee to enter into an employment agreement with the Company

         WHEREAS, the Optionee has agreed to exercise an employment agreement of even date herewith with the Company (the "Employment Agreement"); and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to the Option in accordance with the Plan.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

         1. Incorporation of Plan. This Option is granted pursuant to the provisions of the Plan and the terms and conditions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee. Except as otherwise noted, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Plan. Notwithstanding anything in this Agreement to the contrary, to the extent the terms of this Agreement conflict with or otherwise attempt to exceed the authority of the Committee set forth under the Plan, the Plan shall govern and control in all respects.


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         2.       Grant of Option. Subject to the terms, restrictions,
limitations, and conditions stated herein and in the Plan, the Company hereby evidences its grant to the Optionee of the right and option to purchase 400,000 shares of Common Stock (the "Option") at a price of $3.25 per share (the "Exercise Price").

         3.       Additional Changes in Control and Option Term.

                  3.1. Additional Change in Control. Without amending the provisions of Article 9 of the Plan and without limiting the definition of "Change in Control" contained in Section 2.7 of the Plan, pursuant to the authority granted to the Committee in Section 2.7(e) of the Plan, the Committee does hereby include in the definition of "Change in Control" contained in the Plan, the sale, transfer or other disposition, in a transaction or series of related transactions, of a majority of the assets of any one of the Company's three major lines of business as of the Grant Date (consisting of its physician practice management services business, pharmacy benefit management services business and contracts management services business).

                  3.2. Option Term. Unless earlier terminated pursuant to the Plan, this Option shall terminate on the day that is the tenth (10th) anniversary of the Grant Date (the "Term"). In the event this Option is not exercised with respect to all or any part of the shares of Common Stock subject to this Option prior to the expiration of the Term or the cancellation of the Option as provided in the Plan, the shares of Common Stock with respect to which this Option was not exercised shall no longer be subject to this Option and Optionee shall have no further right to purchase such shares.

         4.       Restrictions on Transferability.

                  4.1. Transfers to Immediate Family Members. This Option may not be transferred to any person or entity except for (i) Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that, Optionee may receive no form of consideration or value whatsoever (whether tangible or intangible) for such transfer.

                  4.2. Application of the Plan. Following any transfer allowed pursuant to Section 4.1 (such transfer a "Permitted Transfer"), (i) the Option shall be subject to the terms and conditions of the Plan and this Agreement and (ii) to the extent not inconsistent with the terms of this Agreement or the Plan, such transferee shall be deemed the "Participant" pursuant to the Plan, provided that, the events of termination of the Option as provided in the Plan and this Agreement shall continue to be applied with respect to the Optionee such that the Option shall be exercisable by transferee only to the extent and for the periods specified in Section 6.9 of the Plan as such periods, terms and events are applied to the Optionee.

                  4.3. No Obligation of Committee or Company. Neither the Company, its Board of Directors, nor the Committee shall have any obligation to notify or otherwise provide notice to a transferee of any early termination of the Option.


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                  4.4.     Subsequent Transfers. Any transferee of Options
hereunder shall be prohibited from subsequently transferring such Options other than pursuant to a will or by the laws of descent.

         5.       Notice of Exercise of Option.

                  5.1. Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors, personal representatives, or permitted transferees (collectively and together with Optionee, the "Exercising Parties" and each an "Exercising Party") by a written notice (in substantially the form of the Notice of Exercise attached hereto as Exhibit A) signed by the appropriate Exercising Party and delivered or mailed to the Company as specified in Section 11.3 hereof to the attention of the President and Chief Executive Officer or such other officer as the Company may designate.

                  5.2.     Content of Notice. Any such notice shall:

                           (1) specify the number of shares of Stock which the appropriate Exercising Party then elects to purchase hereunder,

                           (2)      contain such information as may be
         reasonably required pursuant to Section 9 hereof, and

                           (3) be accompanied by (i) a certified or cashier's check payable to the Company in an amount equal to the Exercise Price times the number of shares of Common Stock to be purchased (such amount, the "Aggregate Purchase Price"); or, (ii) if approved by the Committee, (A) shares of Common Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers and having an aggregate Fair Market Value equal to the Aggregate Purchase Price; or (B) a certified or cashier's check accompanied by the number of shares of Common Stock whose aggregate Fair Market Value when added to the amount of the check equals the Aggregate Purchase Price, subject to compliance with applicable federal and state laws.

                  5.3. Issuance of Stock. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the appropriate Exercising Party stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

                  5.4. Fair Market Value. As used herein, the term "Fair Market Value" shall be determined in accordance with Section 6.7 of the Plan on the date the Exercising Party sends notice of its intent to exercise all or a portion of the Option in accordance with Section 5.1 hereof.

         6. Adjustment in Option. The number of shares of Stock subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with the Plan.


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         7.       Death of Optionee. In the event of the Optionee's death, the appropriate Exercising Party may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one (1) year period following the Optionee's death or (b) the expiration date of this Option.

         8. Date of Grant. This Option was granted by the Committee on the Grant Date.

         9. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Common Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee (or any appropriate Exercising Party) agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Common Stock complies with the provisions described by this Section.

         10.      Investment Representation of Optionee.

                  10.1. Representations. Optionee represents to the Company the following:

                           (1) that Optionee has read and understands the terms and provisions of the Plan, and hereby accepts this Agreement subject to all the terms and provisions of the Plan;

                           (2) that optionee shall accept as binding and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan;

                           (3) that Optionee understands that, unless at the time of exercise of the Option a registration statement under the Securities Act of 1933 (the "Act"), as amended, is in effect covering shares of Common Stock to be issued upon exercise of the Option, as a condition to the exercise of the Option the Company may require Optionee to represent that Optionee is acquiring the Common Stock for Optionee's own account only and not with a view to, or for sale in connection with, any distribution of the Stock.

                  10.2. Stock Legends. The Optionee understands and agrees that the certificate or certificates representing any shares of Stock acquired hereunder may bear an appropriate legend relating to registration and resale under federal and state securities laws.

                  10.3. No Rights as Stockholder. The Optionee shall not have any rights of a stockholder of the Company with respect to the shares of Common Stock which may be purchased upon exercise of this Option, unless and until such shares shall have been issued and


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delivered and his/her name has been entered as a stockholder on the stock transfer records of the Company.

                  10.4. No Registration Right. Notwithstanding anything in this Agreement or the Plan to the contrary, nothing herein shall obligate or require the Company to file or keep effective a registration statement pursuant to the Act or any state's securities law covering the shares of Common Stock to be issued upon exercise of the Option.

         11.      Miscellaneous.

                  11.1. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

                  11.2. Choice of Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflicts of laws principles.

                  11.3. Notice. Any notice, request, document or other communication given hereunder shall be deemed to be sufficiently given upon personal delivery to the other party or upon the expiration of three (3) days after depositing same in the United States mail, return receipt requested, properly addressed to the respective parties' or such other address as they may give to the other party in writing in the same manner as follows:

                  Company:     MedPartners, Inc.
                               3000 Galleria Tower
                               Suite 1000
                               Birmingham, Alabama 35244
                               Attention: President and Chief Executive Officer

                  Optionee:    Edward L. Hardin, Jr.
                               10 August Way
                               Birmingham, Alabama 35244

                  11.4. Amendment. This Agreement may not be modified except in writing executed by each of the parties hereto.

                  11.5. Entire Agreement. This Agreement, together with the Plan, contains the entire understanding of the parties hereto and supersedes any prior understanding and/or written or oral agreement between them respecting the subject matter hereof.

                  11.6. Severability. The parties agree that the provisions of this Agreement are severable and the invalidity or unenforceability of any provision in whole or part shall not affect


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the validity or enforceability of any enforceable part of such provision or any other provisions hereof.

                  11.7. Section Headings. The paragraph and section headings herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

                  11.8. Waiver. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                  11.9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Committee has caused this Stock Option Agreement to be executed on behalf of the Company and the Optionee has executed this Stock Option Agreement.

                                         COMPANY:

                                         MEDPARTNERS, INC.



                                         /s/ E. Mac Crawford
                                         --------------------------------------
                                         E. Mac Crawford
                                         President and Chief Executive Officer

                                         OPTIONEE:



                                         /s/ Edward L. Hardin, Jr.
                                         --------------------------------------
                                         Edward L. Hardin, Jr.


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                                   Exhibit A
                                       to
                             Stock Option Agreement
                                    between
                               MedPartners, Inc.
                                      and
                             Edward L. Hardin, Jr.

                               NOTICE OF EXERCISE

                             Dated
                                   ----------------

                  The undersigned hereby notifies MedPartners, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase ________________ shares of the Company's common stock, $.001 par value (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated ________________. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $________________ payable to the Company, and/or (2) _______________ shares of
Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as determined by Section 5.4 of the Agreement) as of the date hereof of $__________________, such amounts being equal, in the aggregate, to the Exercise Price per share set forth in Section 2 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 6 of the Agreement).

                  The undersigned is a resident of the State of ______________.

                  IN WITNESS WHEREOF, the undersigned has set his/her hand and seal, this ________ day of ________________, ______.

                                     OPTIONEE [OR OPTIONEE'S
                                     ADMINISTRATOR, EXECUTOR OR
                                     PERSONAL REPRESENTATIVE]



                                     Name:
                                          -------------------------------------
                                     Position (if other than Optionee):


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